SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2018

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On October 22, 2018, Citizens Community Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its previously announced acquisition of United Bank, a Wisconsin chartered bank (“United Bank”), on October 19, 2018. In the Original Report, the Company indicated that it would amend the Original Report at a later date to include the financial information required by Item 9.01(a) and (b) of Form 8-K.
This Current Report on Form 8-K/A (this “Current Report”) amends the Original Report to include the financial information required by Item 9.01(a) and (b) of Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of United Bank as of and for the years ended December 31, 2017, and 2016, and notes and report of independent auditors thereto, are filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.
The unaudited financial statements of United Bank as of September 30, 2018 and December 31, 2017, and for the nine months ended September 30, 2018 and 2017, are filed as Exhibit 99.2 to this Current Report and incorporated by reference herein.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet as of September 30, 2018, and the unaudited pro forma condensed combined statement of operations for the the year ended September 30, 2018, and notes thereto, are filed as Exhibit 99.3 to this Current Report and incorporated by reference herein.

(d)    Exhibits:

No.	Description
23.1	Consent of Wipfli LLP.
99.1	Audited Financial Statements of United Bank as of and for the years ended December 31, 2017 and 2016
99.2	Unaudited Financial Statements of United Bank as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017.
99.3	Unaudited Condensed Combined Pro Forma Financial Statements of Citizens Community Bancorp, Inc. as of and for the year ended September 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: January 3, 2019	By:	/s/ James S. Broucek
James S. Broucek
Chief Financial Officer